UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2009


                                LUX ENERGY CORP.
               (Exact name of registrant as specified in charter)

           Nevada                     333-149000                 98-0557091
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

    Suite 1950 - 777 8th Ave S.W.
      Calgary, Alberta, Canada                                    T2P 3R5
(Address of principal executive offices)                         (Zip Code)

                                 (780) 669-0936
                         (Registrant's telephone number)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01. OTHER EVENTS

On December 9, 2009, Lux Energy Corp. (the "Company") received notification from FINRA that it has processed its request for a 3-for-1 forward split. The 3-for-1 forward split of the Company's issued and outstanding common shares is payable upon surrender of existing certificates to the Company's transfer agent and will be effective on December 10, 2009. On December 10, 2009, the Company will begin to trade on the Over the Counter Bulletin Board under the new ticker symbol "LUXED", which reflects the forward split.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LUX ENERGY CORP.


Date: December 9, 2009                    By: /s/ Shane Broesky
                                             -----------------------------------
                                             Shane Broesky, President